UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

Amgen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks California	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(805) 447-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The Nasdaq Global Select Market LLC
1.250% Senior Notes Due 2022	AMGN22	New York Stock Exchange
2.000% Senior Notes Due 2026	AMGN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 17, 2020, Amgen Inc. (the “Company”) completed the early settlement for Old Notes (as defined below) tendered and accepted by the Company in the Company’s previously announced nine separate private offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) certain specified series of its outstanding senior notes (collectively, the “Old Notes”) for a combination of a cash payment and new 2.770% Senior Notes due 2053 (the “New Notes”).

Pursuant to the Exchange Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	$37,335,000 aggregate principal amount of the Company’s 6.90% Senior Notes due 2038 (the “Existing 6.90% Notes”);
(ii)	$73,531,000 aggregate principal amount of the Company’s 6.375% Senior Notes due 2037 (the “Existing 6.375% Notes”);
(iii)	$133,310,000 aggregate principal amount of the Company’s 6.40% Senior Notes due 2039 (the “Existing 6.40% Notes”);
(iv)	$39,022,000 aggregate principal amount of the Company’s 5.75% Senior Notes due 2040 (the “Existing 5.75% Notes”);
(v)	$71,602,000 aggregate principal amount of the Company’s 5.65% Senior Notes due 2042 (the “Existing 5.65% Notes”);
(vi)	$76,199,000 aggregate principal amount of the Company’s 5.375% Senior Notes due 2043 (the “Existing 5.375% Notes”); and
(vii)	$245,158,000 aggregate principal amount of the Company’s 5.15% Senior Notes due 2041 (the “Existing 5.15% Notes”).

No amount of (i) the Company’s 4.95% Senior Notes due 2041 or (ii) the Company’s 4.40% Senior Notes due 2045 were accepted by the Company in the Exchange Offers.

Following such cancellation, the aggregate principal amounts of the Old Notes set forth below remain outstanding:

(i)	$253,281,000 aggregate principal amount of the Existing 6.90% Notes;
(ii)	$478,879,000 aggregate principal amount of the Existing 6.375% Notes;
(iii)	$333,010,000 aggregate principal amount of the Existing 6.40% Notes;
(iv)	$373,098,000 aggregate principal amount of the Existing 5.75% Notes;
(v)	$415,418,000 aggregate principal amount of the Existing 5.65% Notes;
(vi)	$184,878,000 aggregate principal amount of the Existing 5.375% Notes; and
(vii)	$728,887,000 aggregate principal amount of the Existing 5.15% Notes.

In connection with the settlement of the Exchange Offers, the Company has issued $940,000,000 aggregate principal amount of its New Notes and will pay an aggregate of $85,382,998.17 cash consideration, excluding accrued and unpaid interest, in exchange for the validly tendered and accepted Old Notes.

The New Notes were issued pursuant to an indenture, dated as of May 22, 2014 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, and an officer’s certificate, dated as of August 17, 2020 (the “Officer’s Certificate”), setting forth the terms of the New Notes.

The relevant terms of the New Notes are set forth in the Indenture, included as Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on May 22, 2014, and incorporated herein by reference, and the Officer’s Certificate (including the forms of the New Notes) attached hereto as Exhibit 4.2 and incorporated herein by reference.

The New Notes will bear interest at a rate of 2.770% per annum, which shall be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2021. The New Notes will mature on September 1, 2053.

In the event of a change in control triggering event, as defined in the Officer’s Certificate attached hereto as Exhibit 4.2, the holders of the New Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of New Notes, plus accrued and unpaid interest, if any. The descriptions of the Indenture, the Officer’s Certificate and the New Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officer’s Certificate and the New Notes, respectively.

The New Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness, senior in right of payment to all of the Company’s existing and future subordinated indebtedness, effectively subordinated in right of payment to all of the Company’s subsidiaries’ obligations (including secured and unsecured obligations) and subordinated in right of payment to the Company’s secured obligations, to the extent of the assets securing such obligations.

In connection with the sale of the New Notes, the Company entered into a registration rights agreement, dated as of August 17, 2020 (the “Registration Rights Agreement”), with BofA Securities, Inc. and J.P. Morgan Securities LLC, as lead dealer managers, and BNP Paribas Securities Corp., Deutsche Bank Securities Inc., RBC Capital Markets, LLC, Blaylock Van, LLC and Siebert Williams Shank & Co., LLC, as co-dealer managers. Pursuant to the Registration Rights Agreement, the Company has agreed to use its reasonable efforts to file a registration statement with respect to an offer to exchange the New Notes for a new issue of substantially identical notes registered under the Securities Act of 1933, as amended (the “Securities Act”), within 180 days after August 17, 2020, the initial issue date of the New Notes (the “Issue Date”). The Company has also agreed to use its reasonable efforts to cause the registration statement to be declared effective within 270 days after the Issue Date and to use its reasonable efforts to consummate the exchange offer within 310 days after the Issue Date. The Company may be required to provide a shelf registration statement to cover resales of the New Notes under certain circumstances. If the Company fails to satisfy these obligations, it may be required to pay holders of the New Notes additional amounts. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of May 22, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Amgen Inc.’s Current Report on Form 8-K filed on May 22, 2014).

4.2	Officer’s Certificate of Amgen Inc., dated as of August 17, 2020, including forms of the Company’s 2.770% Senior Notes due 2053.

4.3	Registration Rights Agreement, dated as of August 17, 2020, by and among the Company, BofA Securities, Inc. and J.P. Morgan Securities LLC, as lead dealer managers, and BNP Paribas Securities Corp., Deutsche Bank Securities Inc., RBC Capital Markets, LLC, Blaylock Van, LLC and Siebert Williams Shank & Co., LLC, as co-dealer managers.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: August 17, 2020	By:	/s/ Justin G. Claeys
	Name:	Justin G. Claeys
	Title:	Vice President, Finance and Treasurer